                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): June 30, 1999


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
                         -----------------------------
                (Exact name of issuer as specified in charter)


       Delaware                   0-29092                54-1708481
(State or Other Jurisdiction    (Commission           (I.R.S. Employer
    of Incorporation)           File Number)          Identification No.)

                              1700 Old Meadow Road
                            McLean, Virginia  22102
                    (Address of principal executive offices)

                                 (703) 902-2800
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          On June 30, 1999 (the "Closing Date"), Primus Telecommunications Group, Incorporated (the "Company") purchased certain of the assets and assumed certain obligations of Telegroup, Inc., an Iowa corporation ("Telegroup") and a chapter 11 bankruptcy debtor under Case No. 99-31527 lodged on the docket of the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), and all of the outstanding capital stock of certain of Telegroup's subsidiaries (the "Purchased Subsidiaries"). The purchase consisted of a combined asset and stock purchase transaction (the "Acquisition") pursuant to an Asset and Stock Purchase Agreement dated as of the Closing Date by and between the Company and Telegroup (the "Agreement"), and was effected in accordance with the terms of the Bankruptcy Court's Order Approving the Sale of Certain of Debtor's Assets and Granting Relief entered on June 25, 1999. The Acquisition has an effective date of June 1, 1999. As a result, financial results of the acquired business will be included in the Company's results commencing June 1, 1999. Pursuant to the terms of the Agreement, the Company designated certain of its subsidiaries as the entities which will receive and take title to the purchased assets and the purchased capital stock of the Purchased Subsidiaries.

          The total consideration of $97,528,597 (the "Purchase Price") paid pursuant to the Agreement was negotiated at arms-length following the completion of and consisted with a bankruptcy auction proceeding conducted before the Bankruptcy Court and included payments of $1,737,488 for certain working capital and $18,368,025 for certain accounts receivable. The Purchase Price is subject to adjustment based on the results of the Company's auditors' review. The Company paid the Purchase Price as follows: (1) with $45,467,000 in the aggregate principal amount of the Company's 11 1/4% Senior Notes due 2009 (the "PTGI Note"); (2) with a promissory note in the principal amount of $4,592,006 evidencing the Company's obligation to pay for certain of Telegroup's accounts receivable; and (3) with the balance of the Purchase Price paid in cash. The PTGI Note was issued pursuant to an Indenture, dated as of January 29, 1999, by and between the Company and First Union National Bank (the "Trustee"), as the same was supplemented by that certain First Supplemental Indenture, dated June 30, 1999, by and between the Company and the Trustee (collectively, the "Indenture"). The Company has agreed to cause a registration statement with respect to the resale of the PTGI Note to become effective within one hundred twenty (120) days after the Closing Date. The Company used internal funds to pay the cash balance of the Purchase Price and expenses related to the Acquisition.

          In accordance with the terms of an Amended and Restated Escrow Agreement dated as of June 30, 1999, by and among the Company, Telegroup and IBJ Whitehall Bank & Trust Company as escrow agent (the "Escrow Agreement"), (1) $372,875 of the Purchase Price is being held in escrow, which amount will be delivered to Telegroup Hong Kong Ltd. (Telegroup's Hong Kong subsidiary) if and when the acquisition by the Company of certain of Telegroup Hong Kong Ltd.'s assets is finalized; (2) $733,910 of the Purchase Price is being held in escrow, which amount will be disbursed to either the Company or Telegroup, as the case may be, depending on the results of the post-closing review of Telegroup's working capital calculations;

and (3) $30,000 of the Purchase Price is being held in escrow and will remain available for 60 days from the Closing Date (unless distributed before that time in accordance with the terms of the Escrow Agreement) to secure certain of Telegroup's indemnification obligations to the Company, all as more fully set forth in the Agreement and Escrow Agreement.

          In the transaction, the Company acquired Telegroup's global retail customer business, which consists of approximately 350,000 retail customers, two
(2) carrier grade switches (one in the New York area and one in London), 14 switching platforms and POPs located in the United Kingdom, Germany, France, The Netherlands, Denmark, Switzerland, Italy, Japan and Hong Kong, Telegroup's global network of sales agents, a Web-based order-entry and provisioning system for agents, a global network operations center and call center equipment, certain intellectual property rights, certain working capital and accounts receivable, and rights with respect to certain carrier and provider contracts and other intangibles. The Company intends to use these assets and the Purchased Subsidiaries to continue the businesses described below.

          Telegroup, headquartered in Fairfield, Iowa, with switching facilities in the New York area, the State of Washington, the State of California and the State of Florida, and the Purchased Subsidiaries, with offices in United Kingdom, France, Switzerland, Denmark, The Netherlands, Italy, Germany, South Africa and Japan, are engaged in the business of providing retail and wholesale international and domestic telecommunications services, including long distance and call reorigination services, to approximately 350,000 retail customers located primarily in the United States and Europe.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.

          It is impracticable to provide the financial statements required relative to the acquired businesses described in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file the required financial statements as soon as practicable, but in no event later than September 13, 1999.

     (b)  Pro Forma Financial Information.

          It is impracticable to provide the pro forma financial information required relative to the acquired businesses described in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file the required pro forma financial information as soon as practicable, but in no event later than September 13, 1999.


     (c)  Exhibits.

   2.1 Asset and Stock Purchase Agreement by and between the Company and Telegroup dated June 30, 1999.

   4.1 First Supplemental Indenture dated June 30, 1999, by and between the Company and First Union National Bank, as Trustee.

   4.2 Indenture, dated January 29, 1999, by and between the Company and First Union National Bank, as Trustee; Incorporated by reference to
          Exhibit 4.7 of the Company's Registration Statement on Form S-4/A, dated May 6, 1999, File No. 333-76965.

   4.3    Specimen 11 1/4% Senior Note due 2009 of the Company, CUSIP No.
          741929AF0.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIMUS TELECOMMUNICATIONS GROUP,
                                    INCORPORATED

                                    /s/ John F. DePodesta
                                    _________________________________
Date:  July 14, 1999                By: John F. DePodesta
                                    Executive Vice President

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                    DESCRIPTION OF EXHIBITS
 ------                    -----------------------

   2.1 Asset and Stock Purchase Agreement by and between the Company and Telegroup dated June 30, 1999. (The exhibits and schedules listed in the table of contents to the Asset and Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request.)

   4.1 First Supplemental Indenture, dated June 30, 1999, by and between the Company and First Union National Bank, as Trustee.

   4.2 Indenture, dated January 29, 1999, by and between the Company and First Union National Bank, as Trustee; Incorporated by reference to Exhibit 4.7 of the Company's Registration Statement on Form S-4/A, dated May 6, 1999 File No. 333-76965.

   4.3        Specimen 11 1/4% Senior Note due 2009 of the Company, CUSIP No.
              741929AF0.